Exhibit 99.1

NEWS RELEASE

800 Cabin Hill Drive, Greensburg, PA 15601-1650

Media contact:	Investor contact:
David Neurohr	Max Kuniansky
Director, External Communications	Executive Director, Investor Relations
Phone: (724) 838-6020	and Corporate Communications
Media Hotline: 1-888-233-3583	Phone: (724) 838-6895
E-mail: dneuroh@alleghenyenergy.com	E-mail: mkunian@alleghenyenergy.com
FOR IMMEDIATE RELEASE
Allegheny Energy Reports Third Quarter 2008 Results
GREENSBURG, Pa., November 3, 2008 — Allegheny Energy, Inc. (NYSE: AYE) today reported financial results for the three months and nine months ended September 30, 2008.

	$ millions		Per share
	2008	2007	2008	2007
Three Months Ended September 30
Consolidated net income-GAAP	$89.0	$115.0	$0.52	$0.67
Adjusted net income	91.4	115.0	0.54	0.67

Nine Months Ended September 30
Consolidated net income-GAAP	$379.2	$301.8	$2.23	$1.78
Adjusted net income	304.0	301.8	1.79	1.78
Adjusted net income for the third quarter of 2008 excludes net unrealized pre-tax losses of $4.0 million associated with economic hedges that do not qualify for hedge accounting. There were no adjustments to net income for the third quarter of 2007.
“Lower earnings in the quarter were due to higher coal prices and mild weather, partially offset by favorable market prices,” said Paul J. Evanson, Chairman, President and Chief Executive Officer of Allegheny Energy. “Our financial condition and earnings growth outlook remain strong. Transmission expansion and the transition to market-based rates are key growth catalysts. Our investment grade credit ratings reflect considerable credit capacity, including major financings in place to support our capital plan, and no significant debt maturities until 2011.”

Third Quarter Consolidated Results
Adjusted net income for the third quarter of 2008 decreased by $23.6 million compared with the same period in 2007. Key factors contributing to the results include:
•	Adjusted operating revenues increased by $7.0 million compared to the third quarter of 2007, reflecting higher market prices, increased sales to third parties, and revenue from transmission expansion, partially offset by lower generation output as well as lower retail sales reflecting mild weather.

•	Fuel expense increased by $53.7 million, largely due to higher coal prices.

•	Purchased power and transmission expense increased by $14.2 million, primarily due to increased purchases from third parties.

•	Deferred energy costs decreased expenses by $22.3 million, primarily due to the fuel and energy cost recovery clause in West Virginia.

•	Operations and maintenance expense decreased by $2.6 million, primarily due to lower special maintenance costs at the power plants, partially offset by higher spending for system reliability and storm-related service restoration work.

•	Other income decreased by $10.3 million, primarily due to a real estate gain in the third quarter of 2007.

•	Adjusted income taxes decreased by $21.3 million, largely due to a decrease in pre-tax income.
Adjusted EBITDA for the third quarter of 2008 was $262.6 million, a decrease of $46.0 million compared to the same quarter of the prior year. EBITDA and adjusted EBITDA are non-GAAP financial measures. Details on the calculation of these amounts and a reconciliation of EBITDA to net income are attached to this release.

Third Quarter Segment Results
Three Months Ended September 30
($ millions)

	2008	2007
Generation and Marketing:
Net income — GAAP	$84.7	$102.2
Adjusted net income	87.1	102.2

Delivery and Services:
Net income — GAAP	$4.3	$12.8
Adjusted net income	4.3	12.8
Adjusted net income for the Generation and Marketing segment in the third quarter of 2008 excludes the unrealized losses previously discussed. There were no adjustments in the Delivery and Services segment for the third quarter of 2008, or in either segment for the third quarter of 2007.
Generation and Marketing: Adjusted net income for the quarter decreased $15.1 million compared to the same period a year earlier. Results were negatively impacted by higher coal costs, lower generation output, and a real estate gain in the third quarter of 2007. These factors were partially offset by higher generation rates, capacity prices and energy prices, as well as lower interest expense and income taxes.
Delivery and Services: Adjusted net income for the quarter decreased by $8.5 million compared to the same quarter of the prior year. Key factors contributing to the decrease were the expiration of an earnings benefit related to stranded cost recovery, lower retail sales primarily due to mild weather, higher costs for purchasing power to serve Virginia customers, and increased interest expense. These factors were partially offset by revenues from transmission expansion and lower income taxes.
Nine-Month Segment Results
Nine Months Ended September 30
($ millions)

	2008	2007
Generation and Marketing:
Net income — GAAP	$336.7	$210.1
Adjusted net income	261.5	210.1

Delivery and Services:
Net income — GAAP	$42.5	$91.7
Adjusted net income	42.5	91.7
Adjusted net income for the Generation and Marketing segment in the nine-month period of 2008 excludes the unrealized gains and losses previously discussed. There were no adjustments in the Delivery and Services segment for the nine-month period of 2008, or in either segment for the nine-month period of 2007.

Reconciliation of Non-GAAP Financial Measures
This news release and the attached tables include non-GAAP financial measures as defined in the Securities and Exchange Commission’s Regulation G. Where noted, we present financial information on an adjusted basis to exclude the effect of certain items as described herein. By presenting adjusted results, management intends to provide investors with a more complete understanding of the core results and underlying trends from which to consider past performance and prospects for the future. We also present EBITDA as an additional measure of our operating performance.
Users of this financial information should consider the types of events and transactions for which adjustments have been made. Neither the adjusted information, nor EBITDA, should be considered in isolation or viewed as substitutes for, or superior to, net income or other data prepared in accordance with GAAP as measures of our operating performance or liquidity. In addition, neither the adjusted information, nor EBITDA, is necessarily comparable to similarly titled measures provided by other companies.
Pursuant to the requirements of Regulation G, we have attached tables that reconcile non-GAAP financial measures, including those presented in this release, to the most directly comparable GAAP measures.
Investor Conference Call
Allegheny Energy will discuss these results in a live Internet broadcast today at 1:00 p.m. Eastern Standard Time. To listen to the broadcast, visit www.alleghenyenergy.com. A taped replay will be available after the live broadcast.
Allegheny Energy
Headquartered in Greensburg, Pa., Allegheny Energy is an investor-owned electric utility with total annual revenues of over $3 billion and more than 4,000 employees. The company owns and operates generating facilities and delivers low-cost, reliable electric service to 1.6 million customers in Pennsylvania, West Virginia, Maryland and Virginia. For more information, visit our Web site at www.alleghenyenergy.com.
Forward-Looking Statements
In addition to historical information, this release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These include statements with respect to: rate regulation and the status of retail generation service supply competition in states served by Allegheny Energy’s distribution business, Allegheny Power; financing plans; demand for energy and the cost and availability of raw materials, including coal; provider-of-last-resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; capacity purchase commitments; regulatory matters; and accounting issues. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: plant performance and unplanned outages; changes in the price of power and fuel for electric generation; general economic and business conditions; changes in access to capital markets; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; environmental regulations; the results of regulatory proceedings, including proceedings related to rates; changes in industry capacity, development and other activities by Allegheny Energy’s competitors; changes in the weather and other natural phenomena; changes in customer switching behavior and their resulting effects on existing and future load requirements; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; changes in laws and regulations applicable to Allegheny Energy, its markets or its activities; the loss of any significant customers or suppliers; dependence on other electric transmission and gas transportation systems and their constraints or availability; changes in PJM, including changes to participant rules and tariffs; the effect of accounting policies issued periodically by accounting standard-setting bodies; and the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny Energy’s reports filed with the Securities and Exchange Commission.
-###-

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands, except per share amounts)	2008	2007	2008	2007
Operating revenues	$849,554	$846,592	$2,678,080	$2,520,699
Operating expenses:
Fuel	299,164	245,503	794,242	709,057
Purchased power and transmission	108,149	93,923	302,735	293,597
Deferred energy costs, net	(18,706)	3,651	(28,056)	(6,049)
Operations and maintenance	152,261	154,856	510,893	505,915
Depreciation and amortization	67,384	66,748	206,466	209,455
Taxes other than income taxes	54,364	53,497	159,682	158,254

Total operating expenses	662,616	618,178	1,945,962	1,870,229

Operating income	186,938	228,414	732,118	650,470
Other income (expense), net	4,474	14,822	15,343	27,590
Interest expense and preferred dividends of subsidiary	57,960	59,582	175,094	182,323

Income before income taxes and minority interest	133,452	183,654	572,367	495,737
Income tax expense	44,305	67,223	192,417	191,481
Minority interest in net income of subsidiaries	158	1,413	710	2,452

Net income	$88,989	$115,018	$379,240	$301,804

Common share data:
Weighted average common shares outstanding:
Basic	168,894	166,101	168,233	165,799
Diluted	170,006	169,456	170,023	169,371

Basic income per common share	$0.53	$0.69	$2.25	$1.81

Diluted income per common share	$0.52	$0.67	$2.23	$1.78

Dividends per common share	$0.15	$—	$0.45	$—

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

	September 30,	December 31,
(In thousands)	2008	2007
ASSETS
Current Assets:
Cash and cash equivalents	$112,071	$258,750
Accounts receivable:
Customer	184,820	195,545
Unbilled utility revenue	85,652	110,569
Wholesale and other	80,171	57,626
Allowance for uncollectible accounts	(14,346)	(14,252)
Materials and supplies	112,639	103,075
Fuel	111,888	72,506
Deferred income taxes	119,137	286,440
Prepaid taxes	54,217	48,343
Collateral deposits	54,827	59,527
Derivative assets	90,343	29
Restricted funds	28,432	47,501
Regulatory assets	117,213	73,299
Other	120,397	16,001

Total current assets	1,257,461	1,314,959

Property, Plant and Equipment, Net:
Generation	6,062,100	5,992,919
Transmission	1,158,848	1,126,657
Distribution	3,900,275	3,761,438
Other	463,745	452,525
Accumulated depreciation	(4,943,999)	(4,795,925)

Subtotal	6,640,969	6,537,614
Construction work in progress	1,114,862	658,966

Total property, plant and equipment, net	7,755,831	7,196,580

Investments and Other Assets:
Goodwill	367,287	367,287
Restricted funds — Fort Martin scrubber project	194,715	347,023
Investments in unconsolidated affiliates	28,001	27,875
Other	20,103	15,974

Total investments and other assets	610,106	758,159

Deferred Charges:
Regulatory assets	491,987	601,603
Other	73,702	35,288

Total deferred charges	565,689	636,891

Total Assets	$10,189,087	$9,906,589

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (continued)
(unaudited)

	September 30,	December 31,
(In thousands, except share amounts)	2008	2007
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$—	$10,000
Long-term debt due within one year	92,479	95,367
Accounts payable	303,803	380,688
Accrued taxes	65,308	83,580
Derivative liabilities	11,498	14,117
Regulatory liabilities	55,726	4,029
Accrued interest	63,124	65,583
Security deposits	44,162	38,976
Other	124,109	95,163

Total current liabilities	760,209	787,503

Long-term Debt	3,881,085	3,943,947
Deferred Credits and Other Liabilities:
Derivative liabilities	8,501	12,815
Income taxes payable	76,620	68,050
Investment tax credit	66,913	69,353
Deferred income taxes	1,357,163	1,345,953
Obligations under capital leases	41,867	38,765
Regulatory liabilities	543,737	488,393
Adverse power purchase commitment	136,700	149,799
Other	437,078	453,418

Total deferred credits and other liabilities	2,668,579	2,626,546

Minority Interest	5,173	13,241
Common Stockholders’ Equity:
Common stock—$1.25 par value per share, 260 million shares authorized and 169,103,200 and 167,273,069 shares issued at September 30, 2008 and December 31, 2007, respectively	211,379	209,091
Other paid-in capital	1,945,420	1,924,072
Retained earnings	747,564	444,177
Treasury stock at cost—49,493 shares	(1,756)	(1,756)
Accumulated other comprehensive loss	(28,566)	(40,232)

Total common stockholders’ equity	2,874,041	2,535,352

Total Liabilities and Stockholders’ Equity	$10,189,087	$9,906,589

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
SEGMENT STATEMENTS OF INCOME
(unaudited)

	Three Months Ended
	September 30, 2008
	Delivery	Generation
	and	and
(In millions)	Services	Marketing	Eliminations	Total
Operating revenues	$692.7	$589.3	$(432.4)	$849.6

Fuel	—	299.2	—	299.2
Purchased power and transmission	512.9	25.7	(430.5)	108.1
Deferred energy costs, net	1.5	(20.2)	—	(18.7)
Operations and maintenance	83.6	70.6	(1.9)	152.3
Depreciation and amortization	39.2	28.2	—	67.4
Taxes other than income taxes	35.0	19.4	—	54.4

Total operating expenses	672.2	422.9	(432.4)	662.7

Operating income	20.5	166.4	—	186.9
Other income (expense), net	3.1	1.6	(0.2)	4.5
Interest expense and preferred dividends of subsidiary	24.8	33.3	(0.2)	57.9

Income (loss) before income taxes and minority interest	(1.2)	134.7	—	133.5
Income tax expense (benefit)	(5.7)	50.0	—	44.3
Minority interest	0.2	—	—	0.2

Net income	$4.3	$84.7	$—	$89.0

	Three Months Ended
	September 30, 2007
	Delivery	Generation
	and	and
(In millions)	Services	Marketing	Eliminations	Total
Operating revenues	$692.4	$581.1	$(426.9)	$846.6

Fuel	—	245.5	—	245.5
Purchased power and transmission	493.0	25.6	(424.7)	93.9
Deferred energy costs, net	2.3	1.3	—	3.6
Operations and maintenance	85.7	71.3	(2.2)	154.8
Depreciation and amortization	40.4	26.3	—	66.7
Taxes other than income taxes	33.9	19.7	—	53.6

Total operating expenses	655.3	389.7	(426.9)	618.1

Operating income	37.1	191.4	—	228.5
Other income (expense), net	3.0	13.6	(1.8)	14.8
Interest expense and preferred dividends of subsidiary	18.2	43.3	(1.8)	59.7

Income before income taxes and minority interest	21.9	161.7	—	183.6
Income tax expense	9.1	58.1	—	67.2
Minority interest	—	1.4	—	1.4

Net income	$12.8	$102.2	$—	$115.0

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
SEGMENT STATEMENTS OF INCOME (continued)
(unaudited)

	Nine Months Ended
	September 30, 2008
	Delivery	Generation
	and	and
(In millions)	Services	Marketing	Eliminations	Total
Operating revenues	$2,139.6	$1,842.0	$(1,303.5)	$2,678.1

Fuel	—	794.2	—	794.2
Purchased power and transmission	1,522.5	77.7	(1,297.5)	302.7
Deferred energy costs, net	7.8	(35.9)	—	(28.1)
Operations and maintenance	267.4	249.6	(6.0)	511.0
Depreciation and amortization	122.6	83.9	—	206.5
Taxes other than income taxes	105.5	54.2	—	159.7

Total operating expenses	2,025.8	1,223.7	(1,303.5)	1,946.0

Operating income	113.8	618.3	—	732.1
Other income (expense), net	10.1	7.6	(2.4)	15.3
Interest expense and preferred dividends of subsidiary	70.7	106.7	(2.4)	175.0

Income before income taxes and minority interest	53.2	519.2	—	572.4
Income tax expense	10.0	182.5	—	192.5
Minority interest	0.7	—	—	0.7

Net income	$42.5	$336.7	$—	$379.2

		Nine Months Ended
	September 30, 2007
	Delivery	Generation
	and	and
(In millions)	Services	Marketing	Eliminations	Total
Operating revenues	$2,128.8	$1,630.9	$(1,239.0)	$2,520.7

Fuel	—	709.1	—	709.1
Purchased power and transmission	1,447.9	77.2	(1,231.5)	293.6
Deferred energy costs, net	(0.5)	(5.6)	—	(6.1)
Operations and maintenance	256.6	256.8	(7.5)	505.9
Depreciation and amortization	121.7	87.7	—	209.4
Taxes other than income taxes	99.5	58.8	—	158.3

Total operating expenses	1,925.2	1,184.0	(1,239.0)	1,870.2

Operating income	203.6	446.9	—	650.5
Other income (expense), net	10.4	21.8	(4.6)	27.6
Interest expense and preferred dividends of subsidiary	55.4	131.6	(4.6)	182.4

Income before income taxes and minority interest	158.6	337.1	—	495.7
Income tax expense	66.9	124.6	—	191.5
Minority interest	—	2.4	—	2.4

Net income	$91.7	$210.1	$—	$301.8

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED DATA FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(in millions, except per share data)
(unaudited)

	INCOME BEFORE		DILUTED
	INCOME TAXES AND		INCOME PER
THREE MONTHS ENDED SEPTEMBER 30, 2008	MINORITY INTEREST	NET INCOME	SHARE

Calculation of Adjusted Income:

Income — GAAP Basis	$133.5	$89.0	$0.52

Adjustments:
Net unrealized loss associated with economic hedges[1]	4.0	2.4

Adjusted Income	$137.5	$91.4	$0.54

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$89.0
Interest expense		57.9
Income tax expense		44.3
Depreciation and amortization		67.4

EBITDA		258.6
Net unrealized loss associated with economic hedges[1]		4.0

Adjusted EBITDA		$262.6

	INCOME BEFORE		DILUTED
	INCOME TAXES AND		INCOME PER
THREE MONTHS ENDED SEPTEMBER 30, 2007	MINORITY INTEREST	NET INCOME	SHARE

Calculation of Adjusted Income:

Income — GAAP Basis	$183.6	$115.0	$0.67

Adjustments:
No adjustments	—	—

Adjusted Income	$183.6	$115.0	$0.67

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$115.0
Interest expense		59.7
Income tax expense		67.2
Depreciation and amortization		66.7

EBITDA		308.6
No adjustments		—

Adjusted EBITDA		$308.6

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
SEGMENT DATA FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(in millions)
(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
	INCOME BEFORE
	INCOME TAXES		INCOME BEFORE
	AND MINORITY	NET	INCOME TAXES AND	NET
THREE MONTHS ENDED SEPTEMBER 30, 2008	INTEREST	INCOME	MINORITY INTEREST	INCOME

Calculation of Adjusted Income:
Income — GAAP Basis	$(1.2)	$4.3	$134.7	$84.7

Adjustments:
Net unrealized loss associated with economic hedges[1]	—	—	4.0	2.4

Adjusted Income	$(1.2)	$4.3	$138.7	$87.1

	DELIVERY AND SERVICES		GENERATION AND MARKETING
INCOME BEFORE
	INCOME TAXES		INCOME BEFORE
	AND MINORITY	NET	INCOME TAXES AND	NET
THREE MONTHS ENDED SEPTEMBER 30, 2007	INTEREST	INCOME	MINORITY INTEREST	INCOME

Calculation of Adjusted Income:
Income — GAAP Basis	$21.9	$12.8	$161.7	$102.2

Adjustments:
No adjustments	—	—	—	—

Adjusted Income	$21.9	$12.8	$161.7	$102.2

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED DATA FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(in millions, except per share data)
(unaudited)

	INCOME BEFORE
	INCOME TAXES AND		DILUTED INCOME
NINE MONTHS ENDED SEPTEMBER 30, 2008	MINORITY INTEREST	NET INCOME	PER SHARE

Calculation of Adjusted Income:

Income — GAAP Basis	$572.4	$379.2	$2.23

Adjustments:
Net unrealized gain associated with economic hedges[2]	(123.3)	(75.2)

Adjusted Income	$449.1	$304.0	$1.79

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$379.2
Interest expense		175.0
Income tax expense		192.5
Depreciation and amortization		206.5

EBITDA		953.2
Net unrealized gain associated with economic hedges[2]		(123.3)

Adjusted EBITDA		$829.9

	INCOME BEFORE
	INCOME TAXES AND		DILUTED INCOME
NINE MONTHS ENDED SEPTEMBER 30, 2007	MINORITY INTEREST	NET INCOME	PER SHARE

Calculation of Adjusted Income:

Income — GAAP Basis	$495.7	$301.8	$1.78

Adjustments:
No adjustments	—	—

Adjusted Income	$495.7	$301.8	$1.78

Calculation of Adjusted EBITDA:
Net Income — GAAP basis		$301.8
Interest expense		182.4
Income tax expense		191.5
Depreciation and amortization		209.4

EBITDA		885.1
No adjustments		—

Adjusted EBITDA		$885.1

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
SEGMENT DATA FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007
(in millions)
(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
	INCOME BEFORE		INCOME BEFORE
	INCOME TAXES AND	NET	INCOME TAXES AND	NET
NINE MONTHS ENDED SEPTEMBER 30, 2008	MINORITY INTEREST	INCOME	MINORITY INTEREST	INCOME

Calculation of Adjusted Income:
Income — GAAP Basis	$53.2	$42.5	$519.2	$336.7

Adjustments:
Net unrealized gain associated with economic hedges[2]	—	—	(123.3)	(75.2)

Adjusted Income	$53.2	$42.5	$395.9	$261.5

	DELIVERY AND SERVICES		GENERATION AND MARKETING
	INCOME BEFORE		INCOME BEFORE
	INCOME TAXES AND	NET	INCOME TAXES AND	NET
NINE MONTHS ENDED SEPTEMBER 30, 2007	MINORITY INTEREST	INCOME	MINORITY INTEREST	INCOME

Calculation of Adjusted Income:
Income — GAAP Basis	$158.6	$91.7	$337.1	$210.1

Adjustments:
No adjustments	—	—	—	—

Adjusted Income	$158.6	$91.7	$337.1	$210.1

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions)
(unaudited)

	THREE MONTHS	THREE MONTHS
ADJUSTED OPERATING REVENUE	ENDED SEPT 30, 2008	ENDED SEPT 30, 2007

Operating revenue:
As reported	$849.6	$846.6

Net unrealized loss associated with economic hedges[1]	4.0	—

As Adjusted	$853.6	$846.6

	THREE MONTHS	THREE MONTHS
ADJUSTED INCOME TAXES	ENDED SEPT 30, 2008	ENDED SEPT 30, 2007

Income taxes:
As reported	$44.3	$67.2

Income taxes related to net unrealized loss associated with economic hedges[1]	1.6	—

As Adjusted	$45.9	$67.2

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

Notes to Reconciliation of Non-GAAP Financial Measures:

(1)	Consists of unrealized losses of $106.6 million on financial transmission rights (“FTRs”), $81.1 million of unrealized gains on power hedges, and a $21.5 million unrealized gain associated with a hedging strategy pertaining to a natural gas transportation contract. These unrealized mark-to-market gains and losses were included in operating revenues on the Consolidated Statements of Income.

(2)	Consists of unrealized gains of $90.0 million on financial transmission rights (“FTRs”), $24.9 million of unrealized gains on power hedges, and a $8.4 million unrealized gain associated with a hedging strategy pertaining to a natural gas transportation contract. These unrealized mark-to-market gains were included in operating revenues on the Consolidated Statements of Income.

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
OPERATING STATISTICS
(unaudited)
Three Months Ended September 30,

	2008	2007	Change

DELIVERY AND SERVICES:

Retail electricity sales (million KWH)	10,749	11,164	-3.7%

Usage per customer (KWH):

Residential	2,928	3,105	-5.7%

Commercial	15,669	16,364	-4.2%

Industrial	142,160	146,894	-3.2%

GENERATION AND MARKETING:

Total generation (million KWH):

Supercritical coal	10,115	10,226	-1.1%

Other coal	1,191	1,337	-10.9%

Gas	137	380	-63.9%

Hydro and other	461	697	-33.9%

Total	11,904	12,640	-5.8%

Net capacity factor:

Supercritical coal	77%	78%	-1.0%

All coal	70%	71%	-1.0%

Equivalent availability factor:

Supercritical coal	90%	87%	3.0%

All coal	89%	85%	4.0%

DEGREE DAYS:

Heating	37	60	-38.3%

Cooling	537	686	-21.7%

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
OPERATING STATISTICS (cont.)
(unaudited)
Nine Months Ended September 30,

	2008	2007	Change

DELIVERY AND SERVICES:

Retail electricity sales (million KWH)	33,023	33,540	-1.5%

Usage per customer (KWH):

Residential	9,285	9,589	-3.2%

Commercial	45,508	46,706	-2.6%

Industrial	442,296	448,529	-1.4%

GENERATION AND MARKETING:

Total generation (million KWH):

Supercritical coal	29,303	30,285	-3.2%

Other coal	3,959	4,551	-13.0%

Gas	275	859	-68.0%

Hydro and other	1,512	1,796	-15.8%

Total	35,049	37,491	-6.5%

Net capacity factor:

Supercritical coal	74%	77%	-3.0%

All coal	68%	71%	-3.0%

Equivalent availability factor:

Supercritical coal	86%	85%	1.0%

All coal	85%	84%	1.0%

DEGREE DAYS:

Heating	3,292	3,397	-3.1%

Cooling	767	968	-20.8%